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                                                                    EXHIBIT 10.2



                              FIRST MODIFICATION TO
                 AGREEMENT AND PLAN OF MERGER AND SHARE EXCHANGE

         This FIRST MODIFICATION TO AGREEMENT AND PLAN OF MERGER AND SHARE AGREEMENT dated as of the 4th day of June, 2001 by and between Return Assured Incorporated, a Delaware corporation ("RAI"), IBUI Acquisition Corporation, a Nevada corporation (the "Merger Subsidiary" and together with RAI, the "RAI Parties"), and Internet Business's International, Inc., a Nevada corporation ("IBUI"). RAI, the Merger Subsidiary and IBUI are individually referred to as a "Party" and collectively referred to herein as the "Parties".

                                   WITNESSETH:

         WHEREAS, RAI, IBUI and the Merger Subsidiary executed that certain Agreement and Plan of Merger and Share Exchange ("Merger Agreement") as of June 4, 2001; and

         WHEREAS, the Merger Agreement had a termination date of September 30, 2001; and

         WHEREAS, RAI, Merger Subsidiary and IBUI have requested an amendment to the terms of the Merger Agreement upon the conditions set forth herein.

         NOW, THEREFORE, in consideration of the Recitals, the following agreements, Ten ($10.00) Dollars and other good and valuable consideration, the receipt of which is hereby acknowledge, RAI, Merger Subsidiary, and IBUI agree as follows:

1. Any reference to terms defined in the Merger Agreement that have not been defined herein shall be deemed to have the same meaning as set forth in the contract.

2.       "Execution Date" means October 1, 2001.

3.       "Termination Date" means December 31, 2001.

4. RAI Common Stock is listed for quotation on the NASD Over-the-Counter Bulletin Board ("OTCBB") under the symbol "RTRN." RAI will use its best efforts to maintain the listing of RAI Common Stock on the OTCBB and to keep current its filings with the SEC as required under Section 13 of the Exchange Act. RAI shall immediately notify IBUI of, and provide IBUI a copy of, any notice or correspondence from the OTCBB.

5. IBUI shall assume 50% of RAI's current liabilities up to $500,000, as listed on Schedule A hereto.

6. IBUI shall not be required to obtain a line of credit in the amount of $2.5 million.

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7.       IBUI shall pay to Matt Sebal ("Sebal") up to seven (7) months of the due and outstanding accrued salary earned by Sebal based on a salary of $180,000 per annum at and as a condition to Closing.

8. IBUI shall pay 50% of all amounts due and outstanding to Kaplan Gottbetter & Levenson, LLP ("KGL") at and as a condition to Closing.

9. RAI shall pay 50% of all amounts due and outstanding to KGL as a condition to Closing.

10. The merger is subject to the approval of the shareholders of Return Assured and IBUI. Louis Cherry, President and Chairman of IBUI ("Cherry"), and Al Reda, Chief Executive Officer of IBUI ("Reda"), shall furnish KGL with certified copies of proxies representing the votes of all shares beneficially owned by Cherry and Reda which such shares shall have been voted in favor of the merger.

         IN WITNESS WHEREOF, this First Modification to the Merger Agreement is executed by the fully authorized signatories of parties as of the last date set forth below to be effective as of October 1, 2001.

                                       INTERNET BUSINESS'S INTERNATIONAL,
                                       INC.


                                       By:
                                            -------------------------------
                                            Name:
                                            Title:


                                       RETURN ASSURED INCORPORATED


                                       By:
                                           --------------------------------
                                            Name:
                                            Title:


                                       IBUI ACQUISITION CORPORATION


                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:


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                                   SCHEDULE A

                             RAI CURRENT LIABILITIES